                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints each of Andrea Brady, C. Mark Brannum, Matthew Ciardiello and Wesson
Liversage, or any of them signing or otherwise acting singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

        (1)     prepare, execute in the undersigned's name and on the
                undersigned's behalf, and submit to the U.S. Securities and
                Exchange Commission (the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes, passwords, and passphrases enabling the
                undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934
                or any rule or regulation of the SEC;

        (2)     execute for and on behalf of the undersigned, in the
                undersigned's capacity as an officer and/or director of Magellan
                Petroleum Corporation (the "Company"), Forms 3, 4, and 5 in
                accordance with Section 16(a) of the Securities Exchange Act of
                1934 and the rules thereunder;

        (3)     execute for and on behalf of the undersigned, in connection with proposed sales by the undersigned pursuant to Rule 144 under the
                Securities Act of 1933 of securities issued by the Company, notices on Form 144 in accordance with Rule 144 under the
                Securities Act of 1933;

        (4)     do and perform any and all acts for and on behalf of the
                undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, 5, or Form 144, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any securities exchange or similar authority;
                and

        (5)     take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
                required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such
                attorney-in-fact may approve in such attorney-in-fact's
                discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934 or Rule 144 under the Securities Act of 1933.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, 5, and Form 144 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

        All powers of attorney previously executed by the undersigned in connection with the filing of Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company required by Section 16(a) of the Securities Exchange Act of 1934 are hereby revoked and superseded by this Power of Attorney.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of December, 2012.

                                        Walter McCann
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                                        Print Name

                                        /s/ Walter McCann
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                                        Signature